UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2016

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36139	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 9, 2016, the Annual Meeting of Shareholders (the “Annual Meeting”) of Pangaea Logistics Solutions Ltd. (the “Company”) was held. At the Annual Meeting, 33,100,955 common shares representing 33,100,955 votes were represented in person or by proxy. These shares represented a quorum. The matters presented to shareholders for vote at the Annual Meeting and the voting tabulation for each such matter were as follows:

1. The election of three (3) directors by holders of common shares, each to hold office until the 2019 annual shareholders' meeting.

Class A Nominees	For	Withheld	Broker Non-Votes

Paul Hong	33,085,475	15,480	—
Carl Claus Boggild	33,068,280	32,675	—
David D. Sgro	33,084,975	15,980	—

2:    The approval of the Amendment to the Pangaea Logistics Solutions Ltd. 2014 Share Incentive Plan Proposal.

	For	Against	Abstain
Common shares	32,768,247	33,288	299,240

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2016

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Anthony Laura
Name: Anthony Laura Title: Chief Financial Officer